EXHIBIT 10.14

FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (this “First Amendment”) is made as of August 2, 2004, by and between ARE-2425/2400/2450 GARCIA BAYSHORE, LLC, a Delaware limited liability company (“Landlord”), and MAP PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.        Landlord and Tenant entered into that certain Lease Agreement dated June 10, 2004 (the “Lease”), wherein Landlord leased to Tenant certain premises located at 2400 Bayshore Parkway, Mountain View, California. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.        Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Target Commencement Date, the Base Term and the Development Schedule set forth in the Lease.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.      Target Commencement Date. The definition of Target Commencement Date on page 1 of the Lease is hereby deleted in its entirety and replaced with the following:

Target Commencement Date: December 1, 2004.

2.      Base Term. The definition of Base Term on page 1 of the Lease is hereby deleted in its entirety and replaced with the following:

Base Term: A term beginning on the Commencement Date and ending at 11:59 p.m. on July 31, 2008.

3.      Development Schedule. The Development Schedule which is attached as Schedule A to the Work Letter is hereby deleted in its entirety and replaced with the Schedule A attached hereto.

4.      Miscellaneous.

(a)        This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the matters addressed herein. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b)        This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(c)        This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

(d)        Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively “Broker”) in connection with this First Amendment. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this First Amendment.

(e)        Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

[signatures on next page]

IN WITNESS WHEREOF, this First Amendment to Lease has been duly executed and delivered by Landlord and Tenant as of the date first above written.

TENANT:

MAP PHARMACEUTICALS, INC., a Delaware corporation

By:	/s/ Thomas A. Armer
Its:	President

LANDLORD

ARE-2425/2400/2450 GARCIA BAYSHORE, LLC, a Delaware limited liability company,

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

By: /s/ Jennifer Pappas
Its: VP-Assistant Secretary

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